UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Chairman, CEO and Co-CIO Calamos Advisors LLC, 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2015

DATE OF REPORTING PERIOD: January 31, 2015

ITEM 1. SCHEDULE OF INVESTMENTS JANUARY 31, 2015 (UNAUDITED)

Calamos Global Total Return Fund

SCHEDULE OF INVESTMENTS JANUARY 31, 2015 (UNAUDITED)

PRINCIPAL AMOUNT			VALUE

CORPORATE BONDS (11.3%)
		Consumer Discretionary (3.9%)
1,175,000		Chrysler Group, LLCµ 8.250%, 06/15/21	$1,307,187
1,160,000		Jaguar Land Rover Automotive, PLC*^ 8.125%, 05/15/21	1,279,625
815,000		L Brands, Inc.µ 5.625%, 02/15/22	885,294
900,000		Service Corp. Internationalµ 7.500%, 04/01/27	1,013,625

			4,485,731

		Consumer Staples (1.0%)
8,700,000	NOK	Nestlé Holdings, Inc.µ 3.375%, 02/08/16	1,152,635

		Energy (2.7%)
1,225,000		Carrizo Oil & Gas, Inc.µ^ 8.625%, 10/15/18	1,228,062
		Cimarex Energy Companyµ
945,000		4.375%, 06/01/24	898,341
345,000		5.875%, 05/01/22	360,309
362,000		Petroleum Geo-Services, ASAµ* 7.375%, 12/15/18	307,248
383,000		Trinidad Drilling, Ltd.µ* 7.875%, 01/15/19	359,063

			3,153,023

		Financials (0.6%)
712,000		Leucadia National Corp.µ 8.125%, 09/15/15	739,590

		Industrials (1.5%)
		Icahn Enterprises, LPµ
860,000		4.875%, 03/15/19	876,125
825,000		5.875%, 02/01/22	844,594

			1,720,719

		Materials (1.6%)
1,200,000		FMG Resources*^ 8.250%, 11/01/19	1,068,000
800,000		New Gold, Inc.µ* 6.250%, 11/15/22	791,000

			1,859,000

		TOTAL CORPORATE BONDS (Cost $13,823,305)	13,110,698

CONVERTIBLE BONDS (52.4%)
		Consumer Discretionary (8.3%)
1,000,000	EUR	Adidas, AG^ 0.250%, 06/14/19	1,269,700
600,000	EUR	FF Group Finance Luxembourgµ 1.750%, 07/03/19	613,905
		Priceline Group, Inc.
2,280,000		0.900%, 09/15/21µ*^	2,120,012
865,000		1.000%, 03/15/18	1,080,186
550,000	EUR	Steinhoff Finance Holding, GmbHµ 4.500%, 03/31/18	896,898

PRINCIPAL AMOUNT			VALUE

1,550,000		Toll Brothers Finance Corp.µ^ 0.500%, 09/15/32	$1,574,087
1,000,000	GBP	TUI Travel, PLCµ 4.900%, 04/27/17	2,044,209

			9,598,997

		Consumer Staples (1.4%)
14,000,000	HKD	Biostime International Holdings, Ltd.µ 0.000%, 02/20/19	1,617,760

		Energy (1.3%)
800,000	AUD	Beach Energy, Ltd.µ 3.950%, 04/03/17	619,128
800,000		SEACOR Holdings, Inc.µ^ 2.500%, 12/15/27	838,108

			1,457,236

		Financials (8.0%)
		Ares Capital Corp.µ
896,000		4.750%, 01/15/18	931,356
675,000		5.750%, 02/01/16^	695,638
1,650,000		AYC Finance, Ltd.µ 0.500%, 05/02/19	1,856,272
2,800,000	EUR	Azimut Holding, S.p.A.µ 2.125%, 11/25/20	3,637,831
700,000		HKEx International, Ltd.µ 0.500%, 10/23/17	848,902
1,100,000	EUR	Industrivarden, ABµ 1.875%, 02/27/17	1,355,926

			9,325,925

		Health Care (4.4%)
910,000		Cepheidµ*^ 1.250%, 02/01/21	997,119
		Illumina, Inc.µ*^
1,890,000		0.000%, 06/15/19	2,139,659
440,000		0.500%, 06/15/21	519,471
800,000		Insulet Corp. 2.000%, 06/15/19	784,624
600,000		Medidata Solutions, Inc.µ^ 1.000%, 08/01/18	643,401

			5,084,274

		Industrials (7.9%)
800,000	GBP	Carillion Finance Jersey, Ltd. 2.500%, 12/19/19	1,271,340
900,000	EUR	International Consolidated Airlines Group, SAµ 1.750%, 05/31/18	1,762,777
1,200,000		Larsen & Toubro, Ltd.µ 0.675%, 10/22/19	1,293,182
1,600,000		MISUMI Group, Inc.µ 0.000%, 10/22/18	1,830,324
100,000,000	JPY	Nidec Corp.µ 0.000%, 09/18/15	1,280,846
1,500,000		Siemens, AGµ 1.050%, 08/16/17	1,669,905

			9,108,374

		Information Technology (19.7%)
800,000		Advanced Semiconductor Engineering, Inc.µ 0.000%, 09/05/18	994,439

See accompanying Notes to Schedule of Investments

Calamos Global Total Return Fund

SCHEDULE OF INVESTMENTS JANUARY 31, 2015 (UNAUDITED)

PRINCIPAL AMOUNT			VALUE

80,000,000	JPY	Alps Electric Company, Ltd.µ 0.000%, 03/25/19	$957,254
2,200,000		Epistar Corp.µ^ 0.000%, 08/07/18	2,367,404
850,000		Euronet Worldwide, Inc.µ* 1.500%, 10/01/44	812,362
1,250,000		InvenSense, Inc.µ^ 1.750%, 11/01/18	1,167,819
3,300,000		LinkedIn Corp.µ* 0.500%, 11/01/19	3,483,134
875,000		NetSuite, Inc.µ^ 0.250%, 06/01/18	945,389
731,000		NVIDIA Corp. 1.000%, 12/01/18	822,196
1,700,000		NXP Semiconductors, NVµ*^ 1.000%, 12/01/19	1,822,409
750,000		ON Semiconductor Corp.^ 2.625%, 12/15/26	891,885
820,000		Red Hat, Inc.µ* 0.250%, 10/01/19	935,415
1,600,000		Salesforce.com, Inc.µ^ 0.250%, 04/01/18	1,790,704
1,400,000		SanDisk Corp.µ^ 0.500%, 10/15/20	1,493,247
1,553,000		ServiceNow, Inc.µ 0.000%, 11/01/18	1,849,048
820,000		Yahoo!, Inc.µ 0.000%, 12/01/18	887,035
140,000,000	JPY	Yaskawa Electric Corp. 0.000%, 03/16/17	1,617,626

			22,837,366

		Materials (1.4%)
1,510,000		Cemex, SAB de CVµ
		3.250%, 03/15/16	1,637,565

		TOTAL CONVERTIBLE BONDS (Cost $61,971,473)	60,667,497

U.S. GOVERNMENT AND AGENCY SECURITY (0.2%)
200,000		United States Treasury Note~ 0.375%, 06/30/15 (Cost $200,212)	200,258

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (5.0%)
		Energy (1.7%)
		Chesapeake Energy Corp.µ*
1,014		5.750%^	1,028,576
929		5.750%	944,677

			1,973,253

		Financials (0.8%)
8,500		American Tower Corp. 5.250%	932,875

		Industrials (1.0%)
19,930		United Technologies Corp.µ^ 7.500%	1,194,604

		Utilities (1.5%)
23,250		NextEra Energy, Inc. 5.599%	1,663,654

NUMBER OF SHARES			VALUE

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,924,738)	$5,764,386

COMMON STOCKS (66.6%)
		Consumer Discretionary (13.0%)
13,500	CHF	Compagnie Financière Richemont, SAµ	1,121,554
9,700		Home Depot, Inc.µ^	1,012,874
13,000		Las Vegas Sands Corp.µ	706,810
29,400	ZAR	Naspers, Ltd. - Class N	4,241,300
9,500		Nike, Inc. - Class Bµ	876,375
30,600	DKK	Pandora, A/Sµ	2,187,520
11,000		Starbucks Corp.µ	962,830
20,000	JPY	Toyota Motor Corp.	1,289,420
25,000		Twenty-First Century Fox, Inc.µ	829,000
9,600		Walt Disney Companyµ	873,216
41,500	GBP	WPP, PLCµ	912,609

			15,013,508

		Consumer Staples (10.0%)
15,750	EUR	Anheuser-Busch InBev, NVµ	1,920,967
14,800	GBP	British American Tobacco, PLCµ	834,958
18,454		Coca-Cola Companyµ	759,751
27,100	GBP	Diageo, PLC	802,177
17,000	CAD	Loblaw Companies, Ltd.µ	844,582
23,000	CHF	Nestlé, SAµ	1,756,532
7,400	EUR	Pernod Ricard, SAµ	887,318
17,100		Philip Morris International, Inc.µ	1,372,104
43,000	JPY	Seven & I Holdings Company, Ltd.µ	1,573,546
11,000		Walgreens Boots Alliance, Inc.µ	811,250

			11,563,185

		Energy (4.5%)
15,250		Anadarko Petroleum Corp.µ	1,246,687
10,300	CAD	Canadian Natural Resources, Ltd.µ	298,617
13,800		EOG Resources, Inc.	1,228,614
13,100		Schlumberger, Ltd.µ	1,079,309
12,500	EUR	TOTAL, SAµ	641,632
25,700	CAD	Tourmaline Oil Corp.µ#	706,664

			5,201,523

		Financials (9.4%)
269,008	HKD	AIA Group, Ltd.µ	1,561,575
19,500		Arthur J. Gallagher & Companyµ	866,385
51,600		Citigroup, Inc.µ^	2,422,620
105,000	JPY	Daiwa Securities Group, Inc.µ^	762,906
37,547	EUR	Deutsche Annington Immobilien, SE	1,304,069
162,500	GBP	HSBC Holdings, PLCµ	1,486,746
12,500		State Street Corp.µ	893,875
30,000		Wells Fargo & Companyµ	1,557,600

			10,855,776

		Health Care (9.8%)
5,000		C.R. Bard, Inc.µ^	855,150
9,800		Gilead Sciences, Inc.µ#	1,027,334
33,900		Johnson & Johnsonµ	3,394,746
8,600	CHF	Novartis, AG	838,094
32,650	DKK	Novo Nordisk, A/S - Class B	1,455,234
3,000	CHF	Roche Holding, AG	808,552
13,000	EUR	Sanofi	1,197,818

See accompanying Notes to Schedule of Investments

Calamos Global Total Return Fund

SCHEDULE OF INVESTMENTS JANUARY 31, 2015 (UNAUDITED)

NUMBER OF SHARES			VALUE

10,000		Stryker Corp.µ^	$910,500
7,400		Zimmer Holdings, Inc.µ	829,540

			11,316,968

		Industrials (4.0%)
10,000	JPY	FANUC Corp.^	1,679,394
75,000	HKD	Hutchison Whampoa, Ltd.µ	992,563
44,000	EUR	Koninklijke Philips, NVµ	1,213,294
8,200		United Parcel Service, Inc. - Class Bµ^	810,488

			4,695,739

		Information Technology (14.8%)
11,000		Accenture, PLC - Class A^	924,330
25,900		Apple, Inc.µ	3,034,444
3,800		Baidu, Inc.#	828,096
8,849		Google, Inc. - Class Aµ#	4,756,780
93,000	TWD	MediaTek, Inc.µ	1,414,087
29,000		Microsoft Corp.µ	1,171,600
11,400		QUALCOMM, Inc.µ^	712,044
549	KRW	Samsung Electronics Co., Ltd.µ	681,528
406,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	1,785,438
110,000	HKD	Tencent Holdings, Ltd.	1,855,321

			17,163,668

		Materials (0.5%)
161,000	GBP	Glencore, PLC	600,302

		Telecommunication Services (0.6%)
11,500	JPY	SoftBank Corp.µ	676,795

		TOTAL COMMON STOCKS (Cost $75,646,895)	77,087,464

NUMBER OF CONTRACTS			VALUE
PURCHASED OPTIONS (0.5%) #
		Consumer Discretionary (0.3%)
600	EUR	Daimler, AG Call, 06/19/15, Strike 80.00	301,371
275		Melco Crown Entertainment, Ltd. Call, 01/15/16, Strike $36.66	13,063

			314,434

		Financials (0.0%)
650	CHF	Credit Suisse Group, AG Call, 06/19/15, Strike 28.00	5,309

		Industrials (0.1%)
		Airbus Group, NV
260	EUR	Call, 06/19/15, Strike 60.00	7,051
225	EUR	Call, 06/19/15, Strike 44.00	122,294
215	EUR	Call, 06/19/15, Strike 52.00	30,612

			159,957

		Information Technology (0.1%)
250		Facebook, Inc.
		Call, 06/19/15, Strike $80.00	100,000

NUMBER OF CONTRACTS		VALUE

170	VMware, Inc. - Class A Call, 04/17/15, Strike $105.00	$2,550

		102,550

	TOTAL PURCHASED OPTIONS (Cost $1,587,558)	582,250

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (10.4%)
12,115,788	Fidelity Prime Money Market Fund - Institutional Class (Cost $12,115,788)	12,115,788

TOTAL INVESTMENTS (146.4%) (Cost $171,269,969)		169,528,341

LIABILITIES, LESS OTHER ASSETS (-46.4%)		(53,736,963)

NET ASSETS (100.0%)		$115,791,378

NOTES TO SCHEDULE OF INVESTMENTS

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $99,138,835. $13,634,027 of the collateral has been re-registered by one of the counterparties, BNP (see Note 3 — Borrowings).
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.
^	Security, or portion of security, is on loan.
~	Security, or portion of security, is segregated as collateral for swaps. The aggregate value of such securities is $200,258.
#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

Calamos Global Total Return Fund

INTEREST RATE SWAP

Counterparty	Fixed Rate (Fund Pays)	Floating Rate (Fund Receives)	Termination Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
BNP Paribas, SA	1.140% quarterly	3 month LIBOR	03/14/17	$12,000,000	$(121,898)

					$(121,898)

See accompanying Notes to Schedule of Investments

Calamos Global Total Return Fund

CURRENCY EXPOSURE JANUARY 31, 2015

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$108,630,757	64.1%
European Monetary Unit	17,163,463	10.1%
Japanese Yen	9,837,787	5.8%
British Pound Sterling	7,952,341	4.7%
Hong Kong Dollar	6,027,219	3.5%
Swiss Franc	4,530,041	2.7%
South African Rand	4,241,300	2.5%
Danish Krone	3,642,754	2.1%
New Taiwan Dollar	3,199,525	1.9%
Canadian Dollar	1,849,863	1.1%
Norwegian Krone	1,152,635	0.7%
South Korean Won	681,528	0.4%
Australian Dollar	619,128	0.4%

Total Investments	$169,528,341	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

NOTE 1 — ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. Calamos Global Total Return (the “Fund”) was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income.

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of January 31, 2015.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

Option Transactions. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

NOTE 2 — INVESTMENTS

The following information is presented on a federal income tax basis as of January 31, 2015. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at January 31, 2015 was as follows:

Cost basis of investments	$170,919,954

Gross unrealized appreciation	8,334,825
Gross unrealized depreciation	(9,726,438)

Net unrealized appreciation (depreciation)	$(1,391,613)

NOTE 3 — BORROWINGS

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $27.5 million and a lending agreement (“Lending Agreement”), as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $27.5 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share an equal claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the period ended January 31, 2015, the average borrowings under the Agreements were $49.0 million. For the period ended January 31, 2015, the average interest rate was 0.75%. As of January 31, 2015, the amount of total outstanding borrowings was $49.0 million ($24.5 million under the BNP Agreement and $24.5 million under the SSB Agreement), which approximates fair value. The interest rate applicable to the borrowings on January 31, 2015 was 0.82%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. As of January 31, 2015, the Fund used approximately $10.4 million of its cash collateral to offset the SSB Agreement, representing 6.3% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.46%, which can fluctuate depending on interest rates.

NOTE 4 — INTEREST RATE SWAPS

The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 3 — Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

NOTE 5 — FAIR VALUE MEASUREMENT

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 — Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 — Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 — Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$13,110,698	$—	$13,110,698
Convertible Bonds	—	60,667,497	—	60,667,497
U.S. Government and Agency Security	—	200,258	—	200,258
Convertible Preferred Stocks	2,127,479	3,636,907	—	5,764,386
Common Stocks U.S.	36,754,352	—	—	36,754,352
Common Stocks Foreign	1,849,863	38,483,249	—	40,333,112
Purchased Options	582,250	—	—	582,250
Short Term Investment	12,115,788	—	—	12,115,788

Total	$53,429,732	$116,098,609	$—	$169,528,341

Liabilities:
Interest Rate Swap	$—	$121,898	$—	$121,898

Total	$—	$121,898	$—	$121,898

ITEM 2. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) Certification of Principal Executive Officer.

(b) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	March 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Global Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	March 23, 2015

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	March 23, 2015